UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

Commission File Number of issuing entity: 333-208503-01

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

(Address of principal executive offices)

Commission File Number of depositor: 333-208503

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

Chase Bank USA, National Association

201 North Walnut Street

Wilmington, DE 19801

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On May 25, 2016, Chase Issuance Trust, a Delaware statutory trust (the “Issuing Entity”), Chase Card Funding LLC, a Delaware limited liability company (“Chase Card Funding”), as depositor, transferor and beneficiary of the Issuing Entity, and Chase Bank USA, National Association, a national banking association (the “Bank”), as sponsor, servicer and administrator of the Issuing Entity, entered into an Amended and Restated Underwriting Agreement (the “Amended and Restated Underwriting Agreement”) with J.P. Morgan Securities LLC, a Delaware limited liability company, as an underwriter and as representative of the underwriters named in any applicable terms agreement.

The Amended and Restated Underwriting Agreement amends and restates in its entirety that certain Underwriting Agreement, dated May 2, 2016 (the “Underwriting Agreement”), by and among the Issuing Entity, Chase Card Funding, the Bank and J.P. Morgan Securities LLC and which was included as Exhibit l.l(a) to the Form 8-K filed with the Securities and Exchange Commission on May 2, 2016.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibit is filed as a part of this report:

(1.1a)	Amended and Restated Underwriting Agreement, dated as of May 25, 2016, among Chase Issuance Trust, Chase Card Funding LLC, Chase Bank USA, National Association and J.P. Morgan Securities LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC, as Depositor and Transferor of the Chase Issuance Trust

By:	/s/ Eve Ngan
Name: Eve Ngan
Title: Deputy Chief Executive Officer

Date: May 25, 2016